UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2007
PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15491	22-2562955
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3725 SW 30th Avenue
Ft. Lauderdale, FL 33312
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (954) 316-9008
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.B: AMENDED AND RESTATED BYLAWS
EX-10.9: SETTLEMENT AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01 Entry into a Material Definitive Agreement
Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) reported on February 6, 2007 that it entered into a Settlement Agreement dated as of February 6, 2007 with Mr. Glenn H. Nussdorf (“Nussdorf”)and Mr. Ilia Lekach (“Lekach”). The Settlement Agreement is filed as Exhibit 10.9 hereto.
Details regarding the terms and conditions of the Settlement Agreement are contained in the press release of Parlux dated February 6, 2007, which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(a) Not applicable.
(b) In accordance with the Settlement Agreement, on February 6, 2007, Lekach resigned from his position as Chief Executive Officer of Parlux. Lekach also resigned from his seat on the Board of Directors (the “Board”) of Parlux.
Also on February 6, 2007, in order to facilitate the transition, Jaya Kader Zebede resigned from her position as an independent director of Parlux because the parties’ settlement calls for equal representation on the Parlux Board by the current independent directors and Nussdorf’s nominees. Frank A. Buttacavoli has also agreed to resign as a director to allow for such equal representation, but will continue to serve as Parlux’s Executive Vice President, Chief Operating Officer and Chief Financial Officer. Details regarding the terms and conditions of the Settlement Agreement are contained in the press release of Parlux dated February 6, 2007, which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
(c) In accordance with the Settlement Agreement, on February 6, 2007, the Board appointed Mr. Neil Katz, age 62, interim Chief Executive Officer of Parlux. Mr. Katz is to serve in this capacity until he is either removed by the vote of three-fourths of the full membership of the Board, or until a permanent Chief Executive Officer is designated by the Board. Prior to joining Parlux, Mr. Katz served as the President and Chief Executive Officer of Gemini Cosmetics, Inc., a prestige fragrance company, from March 2004 through December 2006. Prior to joining Gemini, Mr. Katz served as President of Liz Claiborne Cosmetics, the fragrance division of the Liz Claiborne Corporation, from 1991 through 2002. Mr. Katz also served as President of Strategem Creative Marketing Corporation, a marketing and consulting company, from 2003 through 2004. The appointment of Mr. Katz was made pursuant to the Settlement Agreement described in the press release of Parlux dated February 6, 2007, which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
(d) In accordance with the Settlement Agreement, on February 6, 2007, the Board elected Mr. Neil Katz, Mr. Anthony D’Agostino and Mr. Robert Mitzman (collectively the “Nussdorf Designees”) as directors of Parlux to serve until the 2007 Annual Meeting of Stockholders. These elections were made pursuant to the Settlement Agreement described in the press release

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of Parlux dated February 6, 2007, which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
The Board has not yet determined the Committees of the Board to which the Nussdorf Designees will be appointed.
(e) Not applicable.
(f) Not applicable.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In accordance with the Settlement Agreement, on February 6, 2007, the Board approved and adopted an amendment to Article IV of Parlux’s Bylaws fixing the number of directors of Parlux at six. Parlux’s Amended and Restated Bylaws are filed as Exhibit 3(b) hereto.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3(b)	Amended and Restated Bylaws of Parlux Fragrances, Inc.

10.9	Settlement Agreement, dated as of February 6, 2007 by and between Parlux Fragrances, Inc., Glenn H. Nussdorf and Ilia Lekach.

99.1	Press release dated February 6, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.
By:	/s/ Frank A. Buttacavoli
	Name:	Frank A. Buttacavoli
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: February 6, 2007